                                                                   EXHIBIT 10.24

                                     LEASE

This Lease is entered into by Belmont Warehousing Complex, Inc. ("Landlord") and
                              ---------------------------------
Dogloo, Inc. ("Tenant"). Landlord and Tenant, in consideration of the mutual
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promises and covenants contained herein, now agree as follows:


1. Leased Premises.  The leased premises ("Property") is described as follows:
   125,000 sq. ft.
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2. Term.  The term of this Lease shall begin on January 1, 1997 and ending on
                                                ---------------
   December 31, 1998.
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3. Rent.  Tenant shall pay Landlord the sum of $281,250.00 Dollars ($_________)
                                               -----------
per year, payable monthly in advance, in the amount of $23,437.50 Dollars
                                                       ----------
($__________) per month on the 1st day of each month as rent for the Property.
                               ---

4. Deposit. On the date of execution of this Lease, the Tenant shall pay the Landlord a damage deposit in the amount of None Dollars ($__________), which
                                           ----
deposit shall be return to Tenant within thirty (30) days after the termination of this Lease if the Property is in satisfactory condition and free from damage, normal wear and tear expected.

5.  Use.  The Property shall only be used for Storage of Dog houses.  Tenant
                                              ---------------------
agrees not to use Property in any manner of for any purpose which would be in violation of any Federal, State or Local law, or is immoral.

6.  Assignment. Tenant agrees that this Lease may be assigned or sub-leased to
any other person or legal entity.  Subject to approval of Landlord.     EG RB DE

7. Waste. Tenant agrees that no waste will be committed on this Property or damage done to this Property. Tenant agrees to keep the Property in good repair and not to make any alterations to the Property.

8. Liability. Tenant agrees that the Landlord shall not be responsible to the Tenant, or any members of the Tenant's family, for any injury or damage to any person or property that may occur on or about the Property during the term of this Lease.

9. Utilities. Tenant agrees to pay for all utilities connected to the Property such as sewer, cable, television, telephone, water, steam, gas or electricity.

10. Termination. Tenant agrees that if he breaches any of the terms of this Lease then the Landlord any, at its option, in addition to any other remedy or right it has at law or in equity, re-enter the Property, without demand or notice, and resume possession by an action in law or equity or by force or otherwise and without being liable in trespass or for any damages and without terminating this Lease; and Landlord shall also be entitled to recover its reasonable attorney fee, court costs and other expenses associated with enforcing Landlord's rights caused by Tenant's breach of this Lease. Landlord may remove all persons and property from the Property and such property may be removed and stored at the cost of the Tenant.

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

11. Modification. Landlord and Tenant agree that this Lease may not be modified unless there is a written consent to do so executed by Landlord and Tenant.

12. ALTERATIONS AND MAINTENANCE. Tenant shall not cause or permit any alterations, additions or changes of or upon any part of the Leased Premises without first obtaining the written consent of Landlord. All alterations, additions or changes to the Leased Premises shall be made in accordance with all applicable laws and shall become the property of the Landlord.

13. MECHANIC'S LIENS. Tenant shall not permit any Statement of Intention to Hold Mechanic's Lien to be filed against the Leased Premises or any part thereof nor against any interest or estate therein by reason of labor, services or materials claimed to have been performed or furnished to Tenant.

14. ENVIRONMENT CONSIDERATIONS. Lessee hereby agrees to defend, indemnify and hold harmless Lessor, its officers, agents and employees, from and against all claims (including claims for contribution, penalties and forfeitures), demands, actions, causes of action, loss and liability including, but not limited to, litigation or settlement expenses, costs and fees, resulting from or arising because of the transportation, treatment, handling, use, storage, or disposal of toxic and/or hazardous substances used and/or hazardous substances used and/or handled by Lessee upon, or removed by Lessee from, the Leased premises, including use, handling and/or removal not only by Lessee, but also by its agents, employees, representatives and/or subcontractors, and shall include, but not be limited to, liability arising under the Comprehensive Environmental Response Compensation Liability Act, 42 U.S.C. 1901 et. seq., and the Hazardous
                                                    --------
Waste Management as set forth in Title 42, of the U.S. Code and/or other statutory and regulatory provisions. Lessee also shall defend, indemnify and hold harmless Lessor, its officers, agents and employees, from and against any and all claims, demands, actions, causes of action, loss and liability caused by Lessee's contamination of the Leased Premises by hazardous substances. For purposes hereof, the term "hazardous substances" shall have the meaning set forth in 42 U.S.C. 9601(14), or any successor to or amendment thereof.

     Tenant represents and warrants as follows: (a) that during the term of the Lease, Tenant shall use, store or otherwise handle Hazardous Substances in compliance with all Environmental Laws. Tenant agrees to provide Landlord with prompt written notice of any Hazardous Substance used, stored, or otherwise handled on or in the Leased Premises; (b) that Tenant shall bear the cost of any necessary redemption, removal, treatment and disposal of any Hazardous Substances used, placed or allowed to be placed on or in the Leased Premises, or released, spilled or discharged from the Leased Premises by Tenant, its operations or any person operating through Tenant; and (c) that Tenant agrees to provide Landlord with prompt written notice: (i) upon the Tenant's obtaining knowledge of any potential or known release, or threat of release, of any Hazardous Substance on or from the Leased Premises, or (ii) upon Tenant's receipt of any notice of violation or notice of potential environmental liability from any government authority regarding its operation on the Leased Premises. Tenant further agrees to protect, indemnify, defend, and hold harmless Landlord and its agents and employees (collectively "Indemnities") from and against, and promptly pay or reimburse the Indemnities for any liabilities, obligations, claims, damages, penalties, causes of action, cost and expenses (including, without limitation, reasonable attorneys' and consultant's fees and expenses) arising out of or caused by the breach of any environmental representation in this Lease. This indemnification obligation shall survive the termination or expiration of this Lease.

The Lessor shall provide the Lessee with written notice of any claim, demand, action, cause of action, loss or liability giving rise to a claim for indemnification hereunder. The Lessee shall be entitled to retain counsel of its choice to defend any matter giving rise to a claim for indemnification and shall be entitled to settle and compromise any such matter; provided, however, that no such settlement or compromise shall result in any deficiency or continuing liability on the part of the Lessor. The Lessor agrees to cooperate with the Lessee and its counsel in any such defense, but any and all costs and expenses asssociated with such cooperation shall be borne by the Lessee and shall be payable to Lessor upon demand.

15. ATTORNEY'S FEES. The Tenant shall pay the Landlord's reasonable legal cost, investigative fees and attorney's fees incurred in enforcing against the Tenant any covenant, term or condition of this Lease.

16. TENANT'S INSURANCE OBLIGATIONS. Tenant agrees to place and maintain, at Tenant's expense, with an insurance company qualified to do business in the area in which the Leased premises are located and which is acceptable to the Landlord, public liability insurance with regard to Tenant's use and occupancy of said premises. In addition to the aforementioned insurance, Tenant shall provide insurance to cover its contents, and other insurance needs, and hold the Landlord harmless from liability for damage to Tenant's property due to fire, theft, or other insurable contingencies.

17. APPLICABLE LAW. It is agreed by and between the parties that this Contract shall be construed pursuant to the laws of the State of Indiana and that the Superior or Circuit Court of Marion County, Indiana, shall be a proper Court of venue and jurisdiction, and the Tenant hereby waives its right to trial by jury.

12.  Special Provisions.
Tenant has right to one (2) year extension of lease at current lease rates.
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Tenant has first right of refusal on adjacent 40,000 square feet located to the
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North of current space.
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This Lease is executed at Belmont Warehousing Complex, Inc., on the 3rd day of
                          ---------------------------------         ---
December, 1996
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This Agreement may be executed simultaneously or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of this document any be accomplished by electronic facsimile reproduction (FAX); if FAX delivery is utilized, the original document shall be promptly executed and/or delivered, if requested.

LANDLORD                                        TENANT
Belmont Warehousing Complex, Inc.           Dogloo, Inc.
------------------------------------------  ------------------------------------
217 A South Belmont Ave., Indpls, IN 46222  6450 W. Hanna Ave., Indpls, IN 46241
------------------------------------------  ------------------------------------

SIGNATURE                                   SIGNATURE
    /s/ ^^[ILLEGIBLE SIGNATURE]^^                   /s/ RONALD E. BARLOW
------------------------------------------  ------------------------------------
                 V.P.

                                      -3-